Exhibit 99.1

Press Release

Compaq Computer Corporation
Worldwide Public Relations
20555 SH 249 MC110515
Houston, TX 77070-2698

Telephone 281-514-0484
Facsimilie 281-514-0641
Compaq.PR@Compaq.Com

Contact(s):      Arch Currid
                      Compaq Computer Corporation
                      281-514.0484
                      Arch.Currid@compaq.com

European Commission Clears Proposed
HP–Compaq Merger

         HOUSTON, Jan. 31, 2002 — The European Commission today gave formal clearance to the proposed merger between Hewlett–-Packard Company (NYSE: HWP) and Compaq Computer Corporation (NYSE: CPQ). The Commission’s Phase I clearance follows a lengthy pre-notification review conducted by the Commission after the parties signed their merger agreement on September 4, 2001.

         In today’s press announcement, the Commission confirmed that the transaction does not raise competition concerns in Europe. No undertakings or remedies have been required from the parties in order to secure clearance.

         “This is an important milestone, particularly given the significance of Europe to us,” said Michael Capellas, Compaq chairman and chief executive officer. “We will continue to work with regulators around the world in satisfying their requirements.”

        The transaction remains under review by the Federal Trade Commission in the U.S. and several other jurisdictions. It is also subject to shareholder approval. The parties expect to close the transaction during the first half of 2002.

Note for editors:
* The decision of the European Commission covers the 15 countries of the European Union plus Iceland, Liechtenstein and Norway.

Company Background

         Founded in 1982, Compaq Computer Corporation is a leading global provider of information technology products, services and solutions for enterprise customers. Compaq designs, develops, manufactures and markets information technology equipment, software, services and solutions, including industry–leading enterprise storage and computing solutions, fault–tolerant business–critical solutions, communication products, personal desktop and notebook computers, and personal entertainment and Internet access devices that are sold in more than 200 countries directly and through a network of authorized Compaq marketing partners. Information on Compaq and its products and services is available at www.compaq.com.

Forward Looking Statement

This document contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include the possibility that the Hewlett–Packard/Compaq merger does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval or that prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty; the market for the sale of certain products and services may not develop as expected; that development of these products and services may not proceed as planned; that Compaq and Hewlett-Packard are unable to transition customers, successfully execute their integration strategies, or achieve planned synergies; other risks that are described from time to time in Compaq and Hewlett-Packard’s Securities and Exchange Commission reports (including but not limited to Compaq’s annual report on Form 10-K for the year ended December 31, 2001, HP’s annual report on Form 10-K, as amended on January 30, 2002 for the year ended October 31, 2001, and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Compaq’s results could differ materially from Compaq’s expectations in these statements. Compaq assumes no obligation and does not intend to update these forward-looking statements.

Additional Information about the Merger and Where to Find It

On January 14, 2002, HP filed an amended Registration Statement with the SEC containing HP and Compaq’s amended preliminary joint proxy statement/prospectus regarding the planned merger between HP and Compaq (the “Merger”). Investors and security holders of HP and Compaq are urged to read the amended preliminary joint proxy statement/prospectus filed with the SEC on January 14, 2002, and the definitive joint proxy statement/prospectus when it becomes available and any other relevant materials filed by HP or Compaq with the SEC because they contain, or will contain, important information about HP, Compaq and the Merger. The definitive joint proxy statement/prospectus will be sent to the security holders of HP and Compaq seeking their approval of the proposed transaction. The amended preliminary joint proxy statement/prospectus filed with the SEC on January 14, 2002, the definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by HP or Compaq with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HP by contacting HP Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501. Investors and security holders may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas 77269-2000, 800-433-2391. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

HP, Carleton S. Fiorina, HP’s Chairman of the Board and Chief Executive Officer, Robert P. Wayman, HP’s Executive Vice President, Finance and Administration and Chief Financial Officer, and certain of HP’s other executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareowners of HP and Compaq in favor of the Merger. The other executive officers and directors of HP who may be participants in the solicitation of proxies in connection with the Merger have not been determined as of the date of this filing. A description of the interests of Ms. Fiorina, Mr. Wayman and HP’s other executive officers and directors in HP is set forth in HP’s annual report on Form 10-K, as amended on January 30, 2002, for the fiscal year ended October 31, 2001. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Ms. Fiorina, Mr. Wayman and HP’s other executive officers and directors in the Merger by reading the amended preliminary joint proxy statement/prospectus filed with the SEC on January 14, 2002, and the definitive joint proxy statement/prospectus when it becomes available.

Pursuant to an engagement letter dated July 25, 2001, HP retained Goldman, Sachs & Co. (“Goldman Sachs”) to act as its financial advisor in connection with the Merger. In connection with the engagement of Goldman Sachs as financial advisor, HP anticipates that employees of Goldman Sachs may communicate in person, by telephone or otherwise with certain institutions, brokers or other persons who are shareowners for the purpose of assisting in the solicitation of proxies in favor of the Merger. Although Goldman Sachs does not admit that it or any of its directors, officers, employees or affiliates is a "participant," as defined in Schedule 14A under the Securities and Exchange Act of 1934, as amended, or that Schedule 14A requires the disclosure of certain information concerning them in connection with the Merger, Gene Sykes (Managing Director), Matthew L’Heureux (Managing Director), George Lee (Vice President) and Jean Manas (Vice President), in each case of Goldman Sachs, may assist HP in the solicitation of proxies in favor of the Merger.

Compaq and Michael D. Capellas, Compaq’s Chairman and Chief Executive Officer, and certain of Compaq’s other executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareowners of Compaq and HP in favor of the Merger. The other executive officers and directors of Compaq who may be participants in the solicitation of proxies in connection with the Merger have not been determined as of the date of this filing. A description of the interests of Mr. Capellas and Compaq’s other executive officers and directors in Compaq is set forth in Compaq’s annual report on Form 10-K for the year ended December 31, 2001. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Mr. Capellas and Compaq’s other executive officers and directors in the Merger by reading the amended preliminary joint proxy statement/prospectus filed with the SEC on January 14, 2002, and the definitive joint proxy statement/prospectus when it becomes available.

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